Schedule of Financial Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Other Income and Expenses [Abstract]
Interest (income) expenses, net	$ 3	$ (20)
Exchange rate loss	2	17
Other	1	1
Total financial expenses (income), net	$ 6	$ (2)